                                                            EXHIBIT 10.5.12

                           SHAREHOLDERS' AGREEMENT


       This Shareholders' Agreement, dated as of July 31, 1996, among United Auto Group, Inc., a Delaware corporation ("UAG"), UAG Atlanta, Inc., a Delaware corporation and a wholly owned subsidiary of UAG ("UAG/Atlanta"), Atlanta Toyota, Inc., a Texas corporation (the "Company") and John R. Smith, an individual resident of the State of Georgia ("Smith"). UAG/Atlanta and Smith and each other person or entity that may become a party hereto as contemplated hereby, are hereinafter individually referred to a "Shareholder" and collectively referred to as the "Shareholders".

                             W I T N E S S E T H :

       WHEREAS, immediately prior to consummation of the UAG Purchase (as defined below), UAG/Atlanta will own 1,000 shares of Common Stock of the Company, $.01 par value ("Common Stock"), which will constitute all of the issued and outstanding capital stock of the Company as of such time; and

       WHEREAS, Smith, UAG, UAG/Atlanta and the Company have entered into a Stock Purchase Agreement, dated as of July 26, 1996 (the "Stock Purchase Agreement"), pursuant to which Smith has agreed to purchase 50 shares (the "Shares") of Common Stock from UAG/Atlanta (the "Smith Purchase"), such that immediately after giving effect to the Smith Purchase, UAG and Smith will own ninety-five (95%) percent and five (5%) percent, respectively, of all of the issued and outstanding shares of Common Stock, on a fully-diluted basis; and

       WHEREAS, pursuant to the Stock Purchase Agreement it is a condition precedent to the obligations of UAG, UAG/Atlanta and Smith to consummate the Smith Purchase that UAG, UAG/Atlanta, the Company and Smith shall have entered into this Agreement; and

       WHEREAS, UAG, UAG/Atlanta, the Company and Smith desire, INTER ALIA, to provide certain rights and set certain restrictions in connection with the transfer of the Shareholders' shares of Common Stock;

       NOW, THEREFORE, in consideration of the mutual terms, conditions, covenants and agreements made herein, the parties hereto hereby agree as follows:


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                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1.  CERTAIN DEFINITIONS.

       As used in this Agreement, the following terms shall have the following meanings:

       "AFFILIATE" shall mean, with respect to any Shareholder, (i) in all cases, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Shareholder and (ii) in the case of a Shareholder who is a natural person, his spouse, his issue, his estate and any trust entirely for the benefit of his spouse and/or issue. Neither the Company nor any of its Subsidiaries shall be deemed an Affiliate of any Shareholder. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

       "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, excluding Federal holidays.

       "COMMON STOCK" shall have the meaning specified in the first recital hereof.

       "COMMON STOCK EQUIVALENTS" shall mean all rights, warrants, options, indebtedness or other securities exercisable or exchangeable for, or convertible into, directly or indirectly, Common Stock.

       "COMPANY" shall have the meaning set forth in the preamble hereof.

       "EFFECTIVE DATE" shall have the meaning set forth in Section 2.1 hereto.

       "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

       "FIRST OFFER" shall have the meaning specified in Section 3.3(a) hereof.

       "FIRST OFFER PERIOD" shall have the meaning specified in Section 3.3(a) hereof.

       "FULLY-DILUTED SHARES" shall mean, at any time, the outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time, upon the passage of time or occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

       "GAAP" shall mean generally accepted accounting principles which are in effect in the United States at the time.

       "MANAGING UNDERWRITER" shall have the meaning specified in Section 4.1(b) hereof.

       "MINORITY INTEREST PERCENTAGE" shall have the meaning specified in
Section 4.1(c) hereof.

       "MINORITY SHARES" shall have the meaning specified in Section 4.1(c) hereof.

       "OFFERED SHARES" shall have the meaning specified in Section 3.3(a) hereof.

       "OTHER MINORITY HOLDERS" shall have the meaning specified in Section 4.1(c) hereof.

       "OTHER MINORITY INTEREST" shall have the meaning specified in Section 4.1(c) hereof.

       "OUTSTANDING UAG SHARES" shall have the meaning specified in Section 4.1(c) hereof.

       "PERSON" shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

       "PUBLIC FLOAT DATE" shall mean the date on which shares of Common Stock shall have been sold by the Company or its shareholders pursuant to a Public Offering.

       "PUBLIC OFFERING" shall mean the completion of a sale of Common Stock pursuant to a registration statement which has become effective under the Securities Act, excluding registration statements on Form S-4, S-8 or similar forms.

       "PURCHASE OFFER" shall have the meaning specified in Section 3.3(a) hereof.

       "PURCHASER" shall have the meaning specified in Section 3.3(a) hereof.

       "SEC" shall mean the Securities and Exchange Commission.

       "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

       "SELLING SHAREHOLDER" shall have the meaning specified in Section 3.3(a) hereof.

       "SHAREHOLDERS" shall have the meaning specified in the preamble hereof.

       "SHARES" shall have the meaning specified in the third recital hereof.

       "SMITH EXCHANGED SHARES" shall have the meaning specified in Section 4.1(c) hereof.

       "SMITH INTEREST" shall have the meaning specified in Section 4.1(a) hereof.

       "SMITH INTEREST PERCENTAGE" shall have the meaning specified in Section 4.1(c) hereof.

       "SMITH INTEREST VALUE" shall have the meaning specified in Section 4.1(b) hereof.

       "SMITH" shall have the meaning specified in the preamble hereof.

       "SMITH PURCHASE" shall have the meaning specified in third recital hereof.

       "STOCK PURCHASE AGREEMENT" shall have the meaning specified in the third recital hereof.

       "SUBSIDIARY" shall mean (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by a Subsidiary or by the Company and a Subsidiary or (ii) any other Person (other than a corporation) in which the Company, a Subsidiary or the Company and a Subsidiary, directly or indirectly, at the date of determination thereof, has at least a majority ownership interest.

       "TAG-ALONG OFFER" shall have the meaning specified in Section 3.3(b) hereof.

       "TAG-ALONG PARTICIPATION NOTICE" shall have the meaning specified in
Section 3.3(b) hereof.

       "TAG-ALONG SALE" shall have the meaning specified in Section 3.3 (b) hereof.

       "TAG-ALONG SALE NOTICE" shall have the meaning specified in Section 3.3(b) hereof.

       "TAKE-ALONG SALE" shall have the meaning specified in Section 3.3(c) hereof.

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

       "TOTAL EXCHANGED SHARES" shall have the meaning specified in Section 4.1(c) hereof.

       "TOTAL INTEREST PERCENTAGE" shall have the meaning specified in Section 4.1(c) hereof.

       "TRANSFER" shall have the meaning specified in Section 4.1(a) hereof.

       "UAG" shall have the meaning specified in the preamble hereof.

       "UAG/ATLANTA" shall have the meaning specified in the preamble hereof.

       "UAG COMMON STOCK" shall have the meaning specified in Section 4.1(a) hereof.

       "UAG COMMON STOCK EQUIVALENTS" shall have the meaning specified in
Section 4.1(c) hereof.

       "UAG COMMON STOCK PRICE" shall have the meaning specified in Section 4.1(b) hereof.

       "UAG EXCHANGE" shall have the meaning specified in Section 4.1(a) hereof.

       "UAG EXCHANGE DATE" shall have the meaning specified in Section 4.1(c) hereof.

       "UAG Public Offering" shall have the meaning specified in Section 4.1(c) hereof.

       "UAG SHAREHOLDERS AGREEMENT" shall mean the Stockholders' Agreement, dated as of October 15, 1993, among UAG and certain shareholders of UAG named therein.


                                   ARTICLE 2
                           EFFECTIVENESS OF AGREEMENT

SECTION 2.1.  EFFECTIVE DATE.

       This Agreement shall become effective as of the date and time (the "Effective Date") the Smith Purchase shall have been consummated, and this Agreement shall have no effect for any purpose unless and until the Smith Purchase shall have occurred.

SECTION 2.2.  STOCK PURCHASE AGREEMENT RESTRICTIONS.

       Notwithstanding anything contained in this Agreement to the contrary, Smith shall not transfer the Shares unless the



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

Transfer is in accordance with the provisions of Section 1.3 of the Stock Purchase Agreement.

                                   ARTICLE 3
                             TRANSFER OF SECURITIES

SECTION 3.1.  CONSENT OF UAG.

       (a)  Subject to the rights of Smith contained in Sections 3.3(b) and
4.1 hereof and for as long as UAG/Atlanta (or an Affiliate thereof) shall own 35% of the Fully-Diluted Shares, no Shareholder other than UAG/Atlanta shall directly or indirectly Transfer (as defined below) any shares of capital stock of the Company now or hereafter at any time owned by such Shareholder or any interest therein, or the stock certificate or certificates representing any such shares, or any voting trust certificate or certificates issued with respect to such shares, without the prior written consent of UAG.
 Any Transfer effected, or purported or attempted to be effected, not in accordance with the terms and conditions of this Section 3.1, or to a Person prohibited by law from holding shares of capital stock of the Company, shall be void and shall not bind the Company. As used in this Agreement, the term "Transfer" shall mean and include (i) when used as a verb, the act of selling, pledging, mortgaging, hypothecating, giving, transferring, creating a security interest, lien or trust (voting or otherwise), assigning or otherwise encumbering or disposing of, and (ii) when used as a noun, any sale, pledge, mortgage, hypothecation, gift, transfer, creation of security interest, lien or trust, any assignment or other encumbrance or disposition.

       (b) Notwithstanding the provisions of Section 3.1(a) hereof, but subject to the provisions of Section 3.2(a) and (b) hereof, a Shareholder may effect a Transfer of shares of capital stock of the Company by will or the laws of descent and distribution to the legal representative of such Shareholder or to such Shareholder's spouse, immediate family members or lineal descendants or a trust the primary beneficiaries of which are such persons.

SECTION 3.2.  GENERAL RESTRICTIONS.

       No Shareholder (including UAG/Atlanta and any other Shareholder permitted to Transfer shares of capital stock of the Company or any interest therein in accordance with Section 3.1 hereof) shall, directly or indirectly, Transfer any shares of capital stock of the Company or any interest therein, whether voluntarily or involuntarily, unless:

       (a) (i) such Transfer complies with the provisions of this Agreement, including Section 3.3 hereof, if applicable, and (ii) the transferee (if other than another Shareholder) agrees to be bound by this Agreement and executes a counterpart hereof and such further documents as may be necessary, in the opinion of the Company, to make it a party hereto (any such transferee shall be deemed to be a Shareholder for purposes of this Agreement); and

       (b) such Transfer is made pursuant to either (i) an effective registration statement under the Securities Act and any applicable state securities laws, or (ii) an available exemption from the registration requirements of the Securities Act and such laws and, prior to any such Transfer (other than a Transfer to another Shareholder), the Person proposing the Transfer provides to the Company a written opinion of legal counsel satisfactory in form and substance to the Company and its counsel to the effect that the proposed Transfer may be effected without registration under the Securities Act and any applicable state securities laws.

SECTION 3.3.  RIGHT OF FIRST REFUSAL AND CO-SALE RIGHTS AND OBLIGATIONS.

       (a) RIGHT OF FIRST REFUSAL.

           (i) FIRST OFFER NOTICE. Except as otherwise permitted by Section 3.1(b) hereof, subject to Section 3.1(a) hereof, at any time prior to the Public Float Date, no Shareholder (other than UAG/Atlanta (or an Affiliate thereof)) shall transfer all or any of his shares of Common Stock (which shall include all or any Common Stock Equivalents) (the "Offered Shares") unless (x) such Shareholder (the "Selling Shareholder") has received a bona fide written offer (the "Purchase Offer") from the proposed transferee of the Offered Shares (the "Purchaser") to purchase the Offered Shares, which offer shall be in writing signed by the Purchaser, and (y) the Selling Shareholder first offers to sell to UAG/Atlanta the Offered Shares. Prior to making any transfer that is subject to this Section 3.3(a), the Selling Shareholder shall give UAG/Atlanta written notice (the "Offer Notice") which shall include (x) the identity of the Purchaser, (y) a copy of the Purchase Offer, and (z) an offer (the "First Offer") to sell to UAG/Atlanta the Offered Shares upon the same terms and conditions as those provided for in the Purchase Offer. The First Offer shall be irrevocable for a period of thirty (30) days following receipt by UAG/Atlanta of the Offer Notice (the "First Offer Period").

           (ii) ACCEPTANCE OF FIRST OFFER. At any time during the First Offer Period, UAG/Atlanta may accept the First Offer of the Offered Shares by giving written notice to the Selling Shareholder of such acceptance. In the event UAG/ Atlanta accepts the First Offer, the closing of the sale of the Offered Shares shall take place within thirty (30) days after the First
Offer is accepted by UAG or, if later, the date of closing set forth in the Purchaser Offer. At such closing, the Selling Shareholder will deliver certificates for such Offered Shares against payment of the purchase price therefor, and UAG/Atlanta will acquire the Offered Shares free and clear of all liens, pledges, encumbrances, restrictions and security interests of any kind. If
UAG/Atlanta does not accept the First Offer, the Selling Shareholder may sell the Offered Shares to the Purchaser at any time within thirty (30) days after the last day of the First Offer Period, provided that such sale shall be made on terms no less favorable to the Selling Shareholder than the terms contained in the Purchase Offer and provided further that such sale complies with the terms, conditions and restrictions of this Agreement. In the event that the Offered Shares are not sold in accordance with the terms of the preceding sentence, the Offered Shares shall again be subject to all of the conditions and restrictions of this Section 3.3(a).

       (b) TAG-ALONG-RIGHT.

           (i) TAG-ALONG SALE NOTICE. If, at any time prior to the Public Float Date, UAG/Atlanta (or an Affiliate thereof) receives a bona fide offer (a "Tag-Along Offer") from a third party to purchase shares of Common Stock from UAG (or an Affiliate thereof) or UAG/Atlanta otherwise proposes to sell shares of Common Stock for value, in each case other than in connection with a Public Offering (a "Tag-Along Sale"), UAG/Atlanta shall be required to notify Smith, not less than fifteen (15) days prior to such proposed Tag-Along Sale, of such Tag-Along Offer or proposed Tag-Along Sale and Smith shall have the option to participate in such Tag-Along Sale as set forth in clause (ii) of this Section 3.3(b). The notice from UAG/Atlanta (the "Tag-Along Sale Notice") shall set forth: (A) the number of shares of Common Stock proposed to be transferred, (B) the name and address of the proposed purchaser, (C) the proposed amount of consideration and terms and conditions of payment offered by or to such proposed purchaser, and (D) that the proposed purchaser has been informed of the "tag-along" rights provided for in this Section 3.3(b) and has agreed to purchase shares of Common Stock in accordance with the terms hereof.

           (ii) TAG-ALONG RIGHT. Any time prior to the Public Float Date, Smith shall have the right to require the proposed purchaser to purchase from him a number of whole shares of Common Stock up to the number of shares equal to the total number of shares to be sold to the proposed purchaser multiplied by a fraction, the numerator of which is the number of shares of Common Stock held by him and the denominator of which is the total number of shares of Common Stock held by him and UAG (or an Affiliate thereof). Any shares of Common Stock purchased from Smith pursuant to this Section 3.3(b) shall be paid for upon the same terms and conditions (includ-ing as to price and type of consideration) received by UAG/Atlanta.

           (iii) TAG-ALONG NOTICE. If Smith elects to exercise the tag-along right provided for in this Section 3.3(b), he must deliver written notice to UAG/Atlanta (the "Tag-Along Participation Notice") within five (5) days following receipt by him of the Tag-Along Sale Notice. If Smith does not deliver a Tag-Along Participation Notice within such five-day period he shall be deemed to have waived his tag-along right with respect to the proposed Tag-Along Sale. Each Tag-Along Participation Notice shall state the number of shares of Common Stock that Smith proposes to include in such transfer to the proposed purchaser up to the number of shares determined in accordance with Section 3.3(b)(ii) hereof.

       (c) TAKE-ALONG RIGHT.

           (i) TAKE-ALONG NOTICE. If UAG/Atlanta (or an Affiliate thereof) at any time receives a bona fide offer from a third party to purchase shares of Common Stock from UAG/Atlanta (or an Affiliate thereof) or UAG/Atlanta (or an Affiliate thereof) otherwise proposes to sell shares of Common Stock for value (a "Take-Along Sale"), UAG/Atlanta can require the other Shareholders, to participate in such Take-Along Sale as set forth in clause
(ii) of this Section 3.3(c). If UAG/Atlanta elects to exercise the take-along right provided for in this Section 3.3(c), it must provide, at least twenty (20) days before the date of consummation of the proposed Take-Along Sale, notice to each other Shareholder setting forth: (i) the number of shares of Common Stock proposed to be transferred, (ii) the number of shares of Common Stock that such Shareholder must include in such transfer to the proposed purchaser as determined in accordance with clause (ii) of this
Section 3.3(c), (iii) the name and address of the proposed purchaser, (iv) the proposed amount of consideration and terms and conditions of payment offered by or to such proposed purchaser, and (v) that the proposed purchaser has been informed of the "take-along" rights provided for in this
Section 3.3(c) and has agreed to purchase shares of Common Stock in accordance with the terms hereof.

           (ii) TAKE-ALONG RIGHT. UAG/Atlanta shall at any time have the right to require each other Shareholder to sell to the proposed purchaser a number of whole shares of Common Stock up to the number of shares equal to the total number of shares to be sold to the proposed purchaser multiplied by a fraction, the numerator of which is the number of shares of Common Stock held by such other Shareholder and the denominator of which is the total number of shares of Common Stock held by all of the Shareholders, including UAG/Atlanta (or an Affiliate thereof). Any shares of Common Stock purchased from Shareholders other than UAG/Atlanta pursuant to this Section
3.3(c) shall be paid for upon the same terms and conditions (including price and type of consideration) received by UAG/Atlanta.

SECTION 3.4. LEGENDS ON STOCK CERTIFICATES.

       For so long as shares of capital stock of the Company held by a Share-holder are subject to this Agreement, all certificates representing such shares shall bear the following legend:

       The securities represented by this certificate are subject to restrictions on transfer and certain other provisions of the Shareholders' Agreement, dated as of July 26, 1996, as the same may be amended from time to time, by and among United Auto Group, Inc., UAG Atlanta, Inc., Inc., Atlanta Toyota (the "Company"), John Smith and certain other shareholders of the Company who may from time to time become parties to such Shareholders' Agreement, a copy of which may be obtained at the offices of the Company.

SECTION 3.5. IMPROPER TRANSFERS INEFFECTIVE.

       Any purported transfer of Common Stock by a Shareholder which is not permitted by the foregoing provisions of this Article 3, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

                              ARTICLE 4
                        EXCHANGE; LOAN TO SMITH

SECTION 4.1.  EXCHANGE FOR UAG COMMON STOCK.

       (a) In the event of an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale of common stock, par value $.0001 per share, of UAG ("UAG Common Stock") for the account of UAG on a firm commitment basis (the "UAG Public Offering"), Smith (and any transferee or Affiliate of Smith holding shares of Common Stock) shall be required to exchange all shares of Common Stock beneficially owned by them (and their transferees and Affiliates) (the "Smith Interest") immediately prior to the closing of the UAG Public Offering for shares of UAG Common Stock under the terms and conditions set forth below, and UAG shall be required to exchange the Smith Interest for UAG Common Stock (such exchange is hereinafter referred to as the "UAG Exchange").

       (b) If the parties are required to consummate the UAG Exchange, the value of UAG (the "UAG Value") and the Company (the "Company Value") shall be determined by the investment banking firm which is acting as managing underwriter (the "Managing Underwriter") for the UAG Public Offering and such determination shall be binding upon the parties hereto. In determining the Company value, the Managing Underwriter shall satisfy itself that UAG's overhead expenses are attributed to the Company and UAG's other subsidiaries equitably. The value of the Smith Interest (the "Smith Interest Value") shall be an amount equal to (A) the Company Value multiplied by (B) a fraction, the numerator of which shall be equal to the aggregate number of shares of Common Stock comprising the Smith Interest immediately prior to the UAG Exchange, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the UAG Exchange. The additional cost which the Managing Underwriter charges to compute the UAG Value and the Company Value shall be paid by UAG.

       (c) The number of shares of UAG Common Stock to which Smith is entitled upon the consummation of the UAG Exchange (the "Smith Exchanged Shares") shall be determined by multiplying the Smith Interest Percentage (as defined below) by the total number of shares of UAG Common Stock outstanding immediately prior to the closing of the UAG Public Offering, which such number of shares shall include all shares of UAG Common Stock issued in respect of the Smith Interest pursuant to this Section 4.1 and to holders of minority interests (the "Other Minority Holders") in subsidiaries of UAG (the "Other Minority Interests") pursuant to agreements comparable to the agreement contained in this Section 4.1 (collectively, the "Minority Shares"), but shall not include any other shares of UAG Common Stock issuable upon the exercise, conversion or exchange of all then outstanding rights, warrants, options, indebtedness or other securities exercisable or exchangeable for, or convertible into, directly or indirectly, UAG Common Stock (collectively, "UAG Common Stock Equivalents"). Specifically, the number of Smith Exchange Shares shall be determined by multiplying (A) the number of Total Exchanged Shares (as defined below) by (B) a fraction, the numerator of which shall be equal to the Smith Interest Percentage, and the denominator of which shall be equal to the Total Interest Percentage (as defined below). For purposes of this Section 4.1, (i) the "Smith Interest Percentage" shall be determined by dividing the Smith Interest Value by the UAG Value, (ii) the "Total Interest Percentage" shall equal the sum of all of the "Minority Interest Percentages," each of which shall be determined pursuant to the agreements between UAG and the Other Minority Holders relating to the exchange of the Other Minority Interests for shares of UAG Common Stock in connection with the UAG Public Offering, and (iii) the "Total Exchanged Shares" shall be determined by dividing (A) the product of (x) the Total Interest Percentage and (y) the total number of shares of UAG Common Stock outstanding immediately prior to the closing of the UAG Public Offering (the

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


"Outstanding UAG Shares") (not including the Minority Shares and any shares of UAG Common Stock issuable upon the exercise, conversion or exchange of any UAG Common Stock Equivalent) by (B) an amount equal to 1 minus the Total Interest Percentage. Expressed as a formula, the number of Smith Exchanged Shares shall be determined as follows:

             (TIP  X  OUS)    WIP
            -------------- x  ---
             (1    -  TIP)    TIP,

where "TIP" refers to the Total Interest Percentage, "OUS" refers to the Outstanding UAG Shares and "WIP" refers to the Smith Interest Percentage.

       (d) The Smith Exchanged Shares shall be issued immediately prior to the occurrence of the UAG Public Offering and UAG shall not be required to issue such shares if the UAG Public Offering is not consummated for any reason.

       (e) Upon consummation of the UAG Exchange, (i) if the UAG Public Offering is not a Qualified Public Offering (as such term is defined in UAG's Amended and Restated Certificate of Incorporation) or the UAG Shareholders Agreement otherwise remains in full force or effect, then Smith shall become a party to the UAG Shareholders Agreement and (ii) Smith agrees to take such actions and to execute such instruments as UAG may reasonably request to evidence the consummation of the UAG Exchange and the change in the agreement between the parties hereto as a result of the UAG Exchange.

SECTION 4.2.  LOAN TO SMITH.

       If the Smith Interest is exchanged for UAG Common Stock pursuant to
Section 4.1 hereof prior to the third anniversary of the date of this Shareholders' Agreement, then UAG shall, at Smith's request, loan to Smith an amount equal to fifty (50%) percent of the amount of any income taxes that Smith incurs as a result of the exchange if Smith is required to make a tax payment within 120 days after the date of the exchange, such loan to bear interest at the prime rate set by NationsBank, N.A. on the date of the exchange with interest and principal payable in full 120 days after the date of the exchange.

                              ARTICLE 5
                           MISCELLANEOUS

SECTION 5.1.  TERM.

       All provisions of this Agreement shall terminate upon consummation of the UAG Exchange or, in respect of any Shareholder, when such Shareholder no longer owns any capital stock of the Company.


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


SECTION 5.2.  AMENDMENT; WAIVER.

       This Agreement may be altered or amended only with the written consent of all of the parties hereto. Any term of this Agreement and the observance of any term herein may be waived (either generally or in a particular instance and either retroactively or prospectively) by any party hereto only with the written consent of such party, provided that any such waiver by any party hereto shall not operate or be construed as a waiver of any other term or observance of any term herein, whether or not similar.

SECTION 5.3.  SPECIFIC PERFORMANCE.

       The parties recognize that the obligations imposed on them in this Agreement are special, unique and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the parties hereto may have specific performance (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

SECTION 5.4.  ASSIGNMENT.

       Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement may be assigned by a Shareholder only in connection with a Transfer of any shares of Common Stock in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that the rights of Smith contained in Sections
3.3 and 4.2 hereof cannot be assigned or otherwise transferred in connection with any Transfer of shares of Common Stock by Smith without the prior written consent of UAG. No assignment of this Agreement shall relieve the assignor from any liability hereunder.

SECTION 5.5.  SHARES SUBJECT TO THIS AGREEMENT.

       All shares of capital stock of the Company now owned or hereafter acquired by any of the Shareholders shall be subject to the terms of this Agreement.

SECTION 5.6.  ADDITIONAL SHAREHOLDERS.

       The Company covenants that it shall not issue or cause to be issued at any time prior to the Public Float Date any shares of capital stock of the Company to any Person in any transaction not involving a Public Offering of such shares, unless as a condition to such issuance such Person agrees to become a party to this Agreement and to be bound by all the obligations of a Shareholder under this Agreement. Stock certificates issued to such Persons shall be marked as provided in Section 3.4 hereof. No shares of capital stock of the Company shall be transferred on the books of the Company until all the applicable provisions of this Agreement have been complied with.

SECTION 5.7.  LEGEND.

       Certificates evidencing shares of capital stock shall bear such legends as the Company shall reasonably deem necessary to protect the rights of the parties hereunder.

SECTION 5.8.  NOTICES.

       All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, to the parties at the addresses sent forth below. Notices or other communications given by certified, registered, or express mail shall be deemed given three (3) Business Days after the date of mailing. Notices or other communications sent in any other manner shall be deemed given only when actually received.

       If to Smith:

       Mr. John Smith
       c/o Atlanta Toyota, Inc.
       2345 Pleasant Hill Road
       Duluth, Georgia  30136

       If to UAG or UAG/Atlanta or the Company:

       United Auto Group, Inc.
       375 Park Avenue
       New York, New York 10022
       Facsimile No.: (212) 223-5148
       Attn:   George G. Lowrance, Esq.,
               Executive Vice President and
               General Counsel

       with a copy to:

       Rogers & Hardin
       229 Peachtree Street, N. E.
       Suite 2700
       Atlanta, Georgia  30303
       Attn:   Michael Rosenzweig, Esq.

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three (3) days after the date so mailed; PROVIDED, HOWEVER, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

SECTION 5.9.  COUNTERPARTS.

       This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which counterparts together shall constitute one and the same agreement of the parties hereto.

SECTION 5.10.  SECTION HEADINGS.

       Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

SECTION 5.11. GOVERNING LAW.

       This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to the choice-of-law provisions thereof.

SECTION 5.12.  ENTIRE AGREEMENT.

       This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions, and understandings among such parties with respect to such subject matter.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               UNITED AUTO GROUP, INC.


                               By: /s/ Carl Spielvogel
                                   --------------------------------
                               Name: Carl Spielvogel
                                     ------------------------------
                               Title: CEO
                                      -----------------------------


                               UAG ATLANTA, INC.

                               By: /s/ Carl Spielvogel
                                   -------------------------------
                               Name:  Carl Spielvogel
                               Title: CEO

                               ATLANTA TOYOTA, INC.


                               By: /s/ Carl Spielvogel
                                   ------------------------------
                               Name: Carl Spielvogel

                               John Smith
                               ----------------------------------
                               JOHN R. SMITH, Individually




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